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                                                                   Exhibit 99.2

[UBIQUITEL LOGO]                                                  [SPRINT LOGO]



FOR IMMEDIATE RELEASE                CONTACT:
                                     Karen Pisciotta
                                     Lippert/Heilshorn & Associates
                                     (212) 838-3777
                                                or
                                     Dava Guerin
                                     Guerin Public Relations, Inc.
                                     (215) 914-2040 or (215) 262-0740 (wireless)
                                                or
                                     Brighid de Garay
                                     UbiquiTel Inc.
                                     (610) 832-3311


                         UBIQUITEL COMPLETES SALE OF SPECTRUM
                            TO VOICESTREAM FOR $50 MILLION

         CONSHOHOCKEN, PA - OCTOBER 22, 2001 - UbiquiTel Inc. (Nasdaq:UPCS), one of the largest Sprint PCS Network Partners, today announced that it has completed the sale of the California spectrum of VIA Wireless to VoiceStream Wireless for $50 million. VIA Wireless was a privately-held Sprint PCS Network Partner until it was acquired by UbiquiTel on August 13, 2001. The spectrum sold included 10 MHz of F Block spectrum in the Stockton, Merced, Modesto, Fresno and Visalia-Porterville-Hanford BTAs and 10 MHz of A Block spectrum in the Bakersfield BTA.

         Donald A. Harris, chairman and CEO of UbiquiTel, said, "The closing of the sale of the VIA spectrum further solidifies the fundamental financial strength of UbiquiTel and our core business. These proceeds, combined with a previous increase in our senior debt facility, help offset the purchase price we paid for VIA Wireless. As a result, we continue to be over funded for our network build-out and operations and can utilize the additional liquidity for future growth opportunities."

         UbiquiTel is the exclusive provider of Sprint PCS digital wireless mobility communications network products and services under the Sprint PCS brand name to midsize markets in the Western and Midwestern United States that include a population of approximately 11.1 million residents. When complete, the majority of UbiquiTel's network will cover portions of California, Nevada, Washington, Idaho, Montana, Wyoming, Utah, Indiana and Kentucky.

         STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. SUCH
FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE "SAFE-HARBOR"
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND ARE MADE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS OR BELIEFS AS WELL AS ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO,


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MANAGEMENT. A VARIETY OF FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER
MATERIALLY FROM THOSE ANTICIPATED IN UBIQUITEL'S FORWARD-LOOKING STATEMENTS, INCLUDING THE FOLLOWING FACTORS: UBIQUITEL'S DEPENDENCE ON ITS AFFILIATION
WITH SPRINT PCS; UBIQUITEL'S ABILITY TO REALIZE EXPECTED COST SAVINGS IN CONNECTION WITH THE VIA ACQUISITION AND TO INTEGRATE VIA'S OPERATIONS;
CHANGES OR ADVANCES IN TECHNOLOGY; CHANGES IN SPRINT'S NATIONAL SERVICE PLANS OR FEE STRUCTURE WITH UBIQUITEL; CHANGE IN POPULATION; INCREASED COMPETITION
IN UBIQUITEL'S MARKETS; UBIQUITEL'S ABILITY TO MANAGE ANTICIPATED GROWTH AND RAPID EXPANSION; AND GENERAL MARKET AND ECONOMIC CONDITIONS. THESE AND OTHER APPLICABLE RISKS, CAUTIONARY STATEMENTS AND FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM UBIQUITEL'S FORWARD-LOOKING STATEMENTS ARE INCLUDED IN UBIQUITEL'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, SPECIFICALLY IN THE "RISK FACTORS" SECTION OF UBIQUITEL'S REGISTRATION STATEMENT ON FORM
S-1 AS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 2000, AND AS DESCRIBED IN UBIQUITEL'S DEFINITIVE PROXY STATEMENT DATED JULY 16, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH UBIQUITEL'S 2001 ANNUAL SHAREHOLDERS' MEETING AND THE VIA ACQUISITION.




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